SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report  (date of earliest  event  reported):  August 4, 1998  (August 4,
1998)


                             LASERSIGHT INCORPORATED
              Exact name of registrant as specified in its charter


                                    Delaware
                  State or other jurisdiction of incorporation



          0-19671                                                65-0273162
          -------                                                ----------
   Commission File Number                                      I.R.S. Employer
                                                              Identification No.


          3300 University Boulevard, Suite 140, Orlando, Florida 32792
                     Address of Principal Executive offices


         Registrant's telephone number, including area code:  (407) 678-9900
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Item 5.  Other Events

The press release issued by LaserSight Incorporated dated August 4, 1998 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit 99    Press Release dated August 4, 1998





                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LaserSight Incorporated



Date:  August 4, 1998                           By:  /s/ Michael R. Farris
                                                     ----------------------
                                                     Michael R. Farris
                                                     Chief Executive Officer




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